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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C, 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):                April 19, 1995
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                           FINOVA CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                    1-7543                          94-1278569
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(State or Other Jurisdiction       (Commission                 (I.R.S. Employer
      of Incorporation)            File Number)             Identification No.)



1850 NORTH CENTRAL AVENUE, PHOENIX, ARIZONA                          85004-2209
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(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code:                602/207-6900
                                                   ----------------------------
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Item 5.     Other Events.

       FINOVA Capital Corporation (formerly known as Greyhound Financial Corporation) today announced revenues, net income and selected financial data and ratios for the first quarter ended March 31, 1995 (unaudited).

Item 7.     Financial Statements and Exhibits.

       (c)  Exhibits:

                      Exhibit                                 Title
                 -----------------         -------------------------------------------
                         28                Press Release of FINOVA Capital Corporation
                                           dated April 19, 1995





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                           FINOVA CAPITAL CORPORATION

                                  (Registrant)



Dated:  April 19, 1995     By /s/  Bruno A. Marszowski
                             --------------------------------------------------
                             Bruno A. Marszowski, Senior Vice President,
                             Chief Financial Officer Principal Financial
                             Officer/Authorized Officer





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